UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Mistras Group, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020. MISTRAS GROUP, INC. MISTRAS GROUP, INC. 195 CLARKSVILLE ROAD PRINCETON JUNCTION, NJ 08550 See  D05451-P35571Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 19, 2020 Time: 11:00 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MG2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MG2020 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions.

 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual Meeting and Proxy Statement 2. Annual Report  How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery.  How To Vote Please Choose One of the Following Voting Methods   Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  During The Meeting:  Go to www.virtualshareholdermeeting.com/MG2020. Have the information that is printed in the box marked by  the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  D05452-P35571

Voting Items  The Board of Directors recommends you vote FOR  the following:  1.  Election of Directors  Nominees: 01) Dennis Bertolotti 02) Nicholas DeBenedictis 03) James J. Forese 04) Richard H. Glanton 05) Michelle J. Lohmeier 06) Manuel N. Stamatakis 07) Sotirios J. Vahaviolos 08) W. Curtis Weldon The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as independent registered public accounting firm of Mistras Group, Inc. for the year ending December 31, 2020. 3. To approve an amendment to the Mistras Group, Inc. 2016 Long-Term Incentive Plan to increase the number of shares authorized for issuance. 4. To approve on an advisory basis the compensation of Mistras Group named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  D05453-P35571

D05454-P35571